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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2001

                          Peerless Systems Corporation,
                             a Delaware Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                        000-21287             95-3732595
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)       Identification No.)


2381 Rosecrans Avenue, El Segundo, California                   90245
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:    (310) 536-0908


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On December 6, 2001, Peerless Systems Corporation (the "Registrant") announced its financial results for the fiscal quarter ended October 31, 2001 in a press release, dated December 6, 2001. A copy of the Registrant's press release issued on December 6, 2001 is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.

              Exhibit 99.1  Press Release of the Registrant dated December 6,
                            2001


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Peerless Systems Corporation,
                                      a Delaware corporation


Date: December 6, 2001                By: /s/ Howard Nellor
                                          --------------------------------------
                                          Howard Nellor
                                          President and Chief Executive Officer


                                  EXHIBIT INDEX

Exhibit No.       Description
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Ex. 99.1          Press Release of the Registrant dated as of December 6, 2001